 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



Form 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

December 6, 1997



APPLIED EARTH TECHNOLOGIES, INC.
--------------------------------
(Exact name of registrant as specified in its charter)


          CALIFORNIA                0-10147                95-3555738
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



221A West 37th Street, Boise, Idaho 83714
-------------------------------------------------
(Address of principal executive office)



Registrant's telephone number, including area code: (208) 342-2273
                                                    --------------

3335 South 900 East, Suite 230, Salt Lake City, UT
------------------------------------------------------------
 (Former name or former address, if changed since last report)










PAGE

ITEM 5.  OTHER EVENTS

A. On December 2, 1997, the Chairman of the Board of Directors Elwynn S. Hewlett, Jr. passed away in his sleep as a result of natural causes.

B. On December 6, 1997, George H. "Herb" Henderson, Director, President and Treasurer was appointed to the office of Chairman of the Board of Directors to succeed former Chairman, Elwynn S. "Wynn" Hewlett, Jr. in that office.

C. On December 6, 1997, the Board of Directors appointed Stewart Hyndman of 203 6th Avenue South, Nampa, ID 83687 to the Board of Directors to succeed Mr. Hewlett and complete his term of office.

D. On December 6, 1997, Applied Earth Technologies, Inc. completed the move of its principal office and place of business from Salt Lake City, UT to Boise, ID. The Company's new address and telephone numbers are as follows:

APPLIED EARTH TECHNOLOGIES, INC.
221A West 37th Street
Boise, ID  83714
Telephone: 1 (208) 342-2273
Telefax: 1 (208) 343-3451

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                       APPLIED EARTH TECHNOLOGIES, INC.



Date:     December 11, 1997               /S/George H. Henderson, President
and
                                      Chairman of the Board of Directors